SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2007

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois	1-7807	36-2088911
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 West Avenue B, Hope, Arkansas	71801
(Address of principal executive offices)	(Zip Code)

(870) 777-8821
Registrant's telephone number, including area code

Item 9.01.

Financial Statements and Exhibits

Exhibit

Description

3.1

Financial Statements and Exhibits

On October 10, 2007, Champion Parts, Inc., (the “Debtor”), filed a voluntary petition for relief (Case Number 4:07-bk-73253) with the United States Bankruptcy Court for the Western District of Arkansas, (the “Court”) under Title 11 of the United States Code in order that it may continue to operate as Debtor in Possession and reorganize its financial obligations and capital structure.  A copy of the monthly reports prescribed by and filed with the US Trustee are attached herein as a Exhibit 3.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION PARTS, INC.
Date: December 19, 2007	By: /s/ W. Jason Guzek
W. Jason Guzek
Chief Executive Officer

Exhibit 3.1

Champion Parts, Inc.
Balance Sheet (in thousands)
October 2007
ASSETS		LIABILITIES & STOCKHOLDERS EQUITY
Cash & Cash Equivalents	225	Accounts Payable
		Accounts Payable - Post Petition Debt Incurred	0
		Accounts Payable – Prepetition	2,365
Accounts receivable		Accounts Payable - Other Prepetition	3,475
Trade Receivables	2,759	Total Accounts Payable - Prepetition	5,840
Less: Reserve for Bad Debt	979
Net Trade Receivables	1,780	Accrued Salaries, Wages & Benefits - Prepetition	152
Other receivables	1,058	Accrued Taxes Other Than Income	41
		Accrued Expenses
Inventories		Workers Compensation - Prepetition	649
Raw Cores	10,716	Pension - Prepetition	1,754
Purchased Parts	4,349	Environmental Reserve - Prepetition	100
Work - In - Process	3,079	Stock Adjustments - Prepetition	368
Finished Goods	6,357	Legal & Professional Accrual - Prepetition	34
Gross Inventories	24,502	Rebates - Prepetition	-
		All Other Accruals - Prepetition	766
Less: Inventory Reserves	10,205	Total Accrued Expense - Prepetition	3,671
Total Net Inventories	14,297	Current Maturities of LTD
Prepaid Expense	382	Term Notes - Prepetition Revolver at PNC Bank	7,178
		Total Current Maturities LTD	7,178
Total Current Assets	17,742	Total Current Liabilities - Prepetition	16,883
Property, Plant & Equipment		Deferred Income Taxes - Prepetition	985
Land	70	Long - Term Debt
Buildings & Improvements	4,462	Term Notes
Leasehold Improvements	-	Subordinated Debt - Prepetition	1,793
Machinery & Equipment	12,949	Revolver	-
Furniture & Fixtures	1,904	Mortgage Loan - Elk Horn Bank - Prepetition	578
Autos & Trucks	13	Asset Purchase Note - Prepetition	3,371
Construction in Process	12	Total Long - Term Note	5,742
Gross Property, Plant & Equipment	19,411	Stockholders Equity
Less: Depreciation Reserve	17,518	Preferred Stock - no par value
Net Property, Plant & Equipment	1,894	Common Stock - $.10 par value	366
Other Assets	2,004	Additional Paid - In - Capital	15,578
		(Accumulated Deficit)	(16,042)
Assets Held for Sale	-	Other Comprehensive Income (Loss)	(1,871)
		Total Stockholders Equity	(1,970)
Total Assets	21,641	Total Liabilities & Stockholders Equity	21,641

The Financial Statements for the period ending October 2007 have not been reviewed by an independent public accountant.

Champion Parts, Inc. - Income Statement - October 2007

SALES - Regular Sales Invoices	453,002
SALES - Core Sales of Inventory	499,807
Total Sales	952,809

Sale Returns	48,606
Cost of Goods Sold (CGS)	559,755

EXPENSES
Freight	13,879
Utilities	15,459
Phone & Internet -	2,935
Blue Cross Blue Shield
Utilities	1,001
Insurance	2,692
Insurance	6,780
Insurance
Miscellaneous - Postage, etc	3,050
Payroll	57,777
Payroll Taxes
State income taxes
Interest expense PNC Bank	57,478
Real estate taxes
Capital Expenditures
Principal & Interest Payments
Total Expenses	161,051
Net Income	183,397

The Financial Statements for the period ending October 2007 have not been reviewed by an independent public accountant.

Champion Parts, Inc.
Consolidated Statement of Cash Flows (in thousands)
October 2007

Cash Flows From Operating Activities:
Net earnings	(3,117)
Adjustments to reconcile net earnings to net cash
provided by/(used in) operating activities:
Extraordinary loss	-
Net cash from the sale of assets	-
Depreciation and amortization	233
Provision for inventory write-offs	130
Provision for doubtful accounts	(1,189)
Net proceeds from sale of Beech Creek Property	-
Write-off of City of Hope (Arkansas) loan agreement	-
Change in assets and liabilities:
Accounts receivable (gross trade)	5,025
Other accounts receivable	(1,036)
Inventories (gross)	1,258
Accounts payable	735
Prepaid expenses	41
Accrued expenses	(859)
Accrued salaries, wages & benefits, other	(240)
Net Cash Provided By / (Used) in Operating Activities	981

Cash Flows From Investing Activities:
Capital expenditures	174
Proceeds from sales of property, plant & equipment	-
Net Cash (Used In) Investing Activities	174

Cash Flows From Financing Activities:
(Payments) under term loan agreements	-
(Payments) under mortgage loan agreement	7,050
Net Borrowing under revolving note agreement	(8,326)
(Payments) Subordinated note agreements	-
(Payments) under Asset Purchase note	-
(Payments) under B & T Purchase note	-
Net Cash (Used In) / Provided by Financing Activities	(1,276)

Net Increase / (Decrease) in Cash and Cash Equivalents	(121)
Cash and Cash Equivalents, Beginning of Period	347
Cash and Cash Equivalents, End of Period	226

The Financial Statements for the period ending October 2007 have not been reviewed by an independent public accountant.

Champion Parts, Inc.
Balance Sheet (in thousands)
November 2007
ASSETS		LIABILITIES & STOCKHOLDERS EQUITY
Cash & Cash Equivalents	254	Accounts Payable
		Accounts Payable - Post Petition Debt Incurred	0
		Accounts Payable - Prepetition	2,765
Accounts receivable		Accounts Payable - Other Prepetition	3,475
Trade Receivables	4,569	Total Accounts Payable - Prepetition	6,241
Less: Reserve for Bad Debt	981
Net Trade Receivables	3,589	Accrued Salaries, Wages & Benefits - Prepetition	152

Other receivables	(425)	Accrued Taxes Other Than Income	100
		Accrued Expenses
Inventories		Workers Compensation - Prepetition	770
Raw Cores	10,417	Pension - Prepetition	1,754
Purchased Parts	4,331	Environmental Reserve - Prepetition	100
Work - In - Process	3,046	Stock Adjustments - Prepetition	368
Finished Goods	6,327	Legal & Professional Accrual - Prepetition	32
Gross Inventories	24,121	Rebates - Prepetition	-
		All Other Accruals - Prepetition	856
Less: Inventory Reserves	10,028	Total Accrued Expense - Prepetition	3,881

Total Net Inventories	14,093	Current Maturities of LTD
		Term Notes - Prepetition Revolver at PNC Bank	6,686
Prepaid Expense	378	Revolver	-
		Subordinated Debt	-
Deferred Taxes	-	Asset Purchase Note	-
		Total Current Maturities LTD	6,686
Total Current Assets	17,889	Total Current Liabilities - Prepetition	17,059
Property, Plant & Equipment		Deferred Income Taxes - Prepetition	985
Land	70	Long - Term Debt
Buildings & Improvements	4,462	Term Notes - Rayomd Perelman	50
Leasehold Improvements	-	Subordinated Debt - Prepetition	1,793
Machinery & Equipment	12,949	Revolver	-
Furniture & Fixtures	1,904	Mortgage Loan - Elk Horn Bank - Prepetition	457
Autos & Trucks	13	Asset Purchase Note - Prepetition	3,371
Construction in Process	12	Total Long - Term Note	5,671
Gross Property, Plant & Equipment	19,411
		Stockholders Equity
Less: Depreciation Reserve	17,545	Preferred Stock - no par value
Net Property, Plant & Equipment	1,867	Common Stock - $.10 par value	366
Other Assets	1,991	Additional Paid - In - Capital	15,578
		(Accumulated Deficit)	(16,040)
Assets Held for Sale	-	Other Comprehensive Income (Loss)	(1,871)
		Total Stockholders Equity	(1,968)
Total Assets	21,748	Total Liabilities & Stockholders Equity	21,748

The Financial Statements for the period ending November 2007 have not been reviewed by an independent public accountant.

Champion Parts, Inc. - Income Statement - November 2007

SALES - Regular Sales Invoices	403,006
SALES - Core Sales of Inventory	323,331
Total Sales	726,337

Sale Returns	54,562
Cost of Goods Sold (CGS)	922,599

EXPENSES
Vendor Payments	25,097
Attorney	5,000
Consultant	-
Freight	10,669
Commissions	-
Royalties	-
Utilities	10,006
Phone & Internet	862
Blue Cross Blue Shield	-
Utilities	-
Insurance	3,390
Insurance	-
Insurance	16,440
Insurance Property	6,292
Miscellaneous - Postage, etc	4,297
Payroll	78,783
Payroll Taxes	-
State income taxes	-
Interest expense PNC	50,517
Real estate taxes	-
Capital Expenditures	-
Principal & Interest Payments	-
Total Expenses	211,353
Net Income (Loss)	(462,177)

The Financial Statements for the period ending November 2007 have not been reviewed by an independent public accountant.

Champion Parts, Inc.
Consolidated Statement of Cash Flows
November 2007 (in thousands)
Cash Flows From Operating Activities:
Net earnings	(3,115)
Adjustments to reconcile net earnings to net cash
provided by/(used in) operating activities:
Extraordinary loss	-
Net cash from the sale of assets	-
Depreciation and amortization	273
Provision for inventory write-offs	(47)
Provision for doubtful accounts	(1,187)
Net proceeds from sale of Beech Creek Property	-
Write-off of City of Hope (Arkansas) loan agreement	-
Change in assets and liabilities:
Accounts receivable (gross trade)	3,215
Other accounts receivable	447
Inventories (gross)	1,639
Accounts payable	1,136
Prepaid expenses	45
Accrued expenses	(591)
Accrued salaries, wages & benefits, other	(240)
Net Cash Provided By / (Used) in Operating Activities	1,573

Cash Flows From Investing Activities:
Capital expenditures	174
Proceeds from sales of property, plant & equipment	-
Net Cash (Used In) Investing Activities	174

Cash Flows From Financing Activities:
(Payments) under term loan agreements	-
(Payments) under mortgage loan agreement	6,437
Net Borrowing under revolving note agreement	(8,326)
(Payments) Subordinated note agreements	-
(Payments) under Asset Purchase note	-
(Payments) under Term Note	49
Net Cash (Used In) / Provided by Financing Activities	(1,840)

Net Increase / (Decrease) in Cash and Cash Equivalents	(93)
Cash and Cash Equivalents, Beginning of Period	347
Cash and Cash Equivalents, End of Period	254

The Financial Statements for the period ending November 2007 have not been reviewed by an independent public accountant.